                                                                     EXHIBIT 4.1




      COMMON STOCK                                           COMMON STOCK
         NUMBER                   [TIS LOGO]                     SHARES

      TISX


INCORPORATED UNDER THE LAWS                                 SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS


                      TRUSTED INFORMATION SYSTEMS, INC.

                                                               CUSIP 897908 10 9
THIS CERTIFIES THAT


IS THE OWNER OF


   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

                      TRUSTED INFORMATION SYSTEMS, INC.


(hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                      [TRUSTED INFORMATION SYSTEMS INC.
                                   DELAWARE
                                  1996 SEAL]

   /s/ STEPHEN T. WALKER                                    /s/ HARVEY L. WEISS

   PRESIDENT AND                                                  SECRETARY
    CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
  AMERICAN STOCK TRANSFER & TRUST COMPANY
       (NEW YORK, NEW YORK)                                       TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                      TRUSTED INFORMATION SYSTEMS, INC.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM-  as tenants in common                  UNIF GIFT MIN ACT-_________________Custodian______________
        TEN ENT-  as tenants by the entireties                                (Cust)                    (Minor)
         JT TEN-  as joint tenants with
                  right of survivorship and                                   under Uniform Gifts to Minors Act
                  not as tenants in common
                                                                              ----------------------------------------
                                                                                              (State)

    Additional abbreviations may also be used though not in the above list.


        For Value received, _________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------

--------------------------------------------------------------------------------


________________________________________________________________________________
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________________ X________________________________________________

                               X________________________________________________
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


SIGNATURE GUARANTEED:___________________________________________________________
                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.